UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): August 25, 2023
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Credit and Security Agreement with Goldman Sachs Bank USA

On August 25, 2023, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc. (the “Company”), as borrower, entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) with the financial institutions that may from time to time become parties thereto (each such financial institution, a “Lender” and collectively, the “Lenders”), and Goldman Sachs Bank USA (“GS Bank”), as administrative agent. The Credit Agreement and certain ancillary agreements provide for a revolving line of credit of up to $500 million available to the Company that is secured by certain of the Company’s mortgage servicing rights with respect to mortgage loans serviced for Fannie Mae pursuant to the Fannie Mae servicing contract and other collateral listed in the Credit Agreement. The expiration date of the Credit Agreement is January 28, 2025, unless terminated earlier in accordance with the terms of the Credit Agreement. The Credit Agreement amends and restates a credit agreement, dated as of January 28, 2022, as amended, entered into by the Company, the Lenders and GS Bank (the “Original Credit Agreement”). The primary purpose of the Credit Agreement is to amend certain provisions of the Original Credit Agreement to release the Lenders’ security interest in the excess yield of certain mortgage loans in order to permit the Company to effectuate a sale and securitization of the excess yield.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement, dated as of August 25, 2023, by and among loanDepot.com, LLC, as borrower, Goldman Sachs Bank USA, as Administrative Agent for the financial institutions that may from time to time become parties as Lenders, and the Lenders.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: August 30, 2023